UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 1, 2021

W. R. GRACE & CO.
(Exact name of registrant as specified in its charter)

Delaware	001-13953	65-0773649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 Grace Drive, Columbia, Maryland 21044-4098
(Address of principal executive offices) (Zip Code)
(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	GRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

W. R. GRACE & CO.
FORM 8-K
CURRENT REPORT
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein.
Item 8.01. Other Events.
On February 1, 2021, W. R. Grace & Co. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with 40 North Management LLC, 40 North GP III LLC, 40 North Latitude Master Fund Ltd. and 40 North Latitude Fund LP (collectively, “40 North”).  Pursuant to the Letter Agreement and subject to the terms and conditions set forth therein, 40 North agreed to, among other things, comply with certain confidentiality obligations and standstill restrictions pursuant to which 40 North will refrain from taking certain actions with respect to the Company and the common stock of the Company until 11:59 p.m. Eastern Time on March 31, 2021 (such restrictions, the “Standstill Provisions”), subject to the earlier termination of the Standstill Provisions in certain circumstances.
In connection with 40 North’s agreement to the Standstill Provisions, the Company agreed in the Letter Agreement that, among other things, notwithstanding the latest date that a stockholder may provide timely notice of a nomination of candidates for election to the Company’s Board of Directors pursuant to the Company’s Amended and Restated By-Laws (the “By-Laws”), the Board of Directors of the Company will consider timely any nomination by 40 North of director candidates for the Company’s 2021 Annual Meeting that is delivered to the Company on or before the fifteenth (15th) day following the expiration or termination of the Standstill Provisions and otherwise complies with the applicable requirements of the By-Laws.  In addition, the Company agreed in the Letter Agreement that, if 40 North delivers a notice of nomination of director candidates for the Company’s 2021 Annual Meeting on or before the fifteenth (15th) day following the expiration or termination of the Standstill Provisions, which notice of nomination otherwise complies with the requirements of the By-Laws, the Company will hold its 2021 Annual Meeting no earlier than 60 days from the date of such notice of nomination.
Item 9.01.	Financial Statements and Exhibits.
(d)           Exhibits
Exhibit No.	Description of Exhibit	Location
101.INS	Inline XBRL Instance Document	The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL Taxonomy Extension Schema	Filed herewith
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase	Filed herewith
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase	Filed herewith
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase	Filed herewith
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase	Filed herewith
104	Cover Page Interactive Data File (formatted as Inline XBRL and included in Exhibit 101)	Filed herewith

Forward-looking statements
This report contains forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. Forward-looking statements include, without limitation, statements regarding future: financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; impact of COVID-19 on Grace’s business; competitive positions; growth opportunities for existing products; benefits from new technology; benefits from cost reduction initiatives; succession planning; and markets for securities. For these statements, Grace claims the protections of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Grace is subject to risks and uncertainties that could cause actual results or events to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results or events to differ materially from those contained in the forward-looking statements include, without limitation: risks related to foreign operations, especially in areas of active conflicts and in emerging regions; the costs and availability of raw materials, energy and transportation; the effectiveness of Grace’s research and development and growth investments; acquisitions and divestitures of assets and businesses; developments affecting Grace’s outstanding indebtedness; developments affecting Grace’s pension obligations; legacy matters (including product, environmental, and other legacy liabilities) relating to past activities of Grace; its legal and environmental proceedings; environmental compliance costs (including existing and potential laws and regulations pertaining to climate change); the inability to establish or maintain certain business relationships; the inability to hire or retain key personnel; natural disasters such as storms and floods; fires and force majeure events; the economics of our customers’ industries, including the petroleum refining, petrochemicals, and plastics industries, and shifting consumer preferences; public health and safety concerns, including pandemics and quarantines; changes in tax laws and regulations; international trade disputes, tariffs, and sanctions; the potential effects of cyberattacks; and those additional factors set forth in Grace’s most recent Annual Report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the internet at www.sec.gov. Grace’s reported results should not be considered as an indication of its future performance. Readers are cautioned not to place undue reliance on Grace’s projections and forward-looking statements, which speak only as of the dates those projections and statements are made. Grace undertakes no obligation to release publicly any revisions to the projections and forward-looking statements contained in this report, or to update them to reflect events or circumstances occurring after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Cherée H. Johnson
Cherée H. Johnson
Senior Vice President, General Counsel, and Secretary

Dated: February 1, 2021